UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2006

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 15, 2006, the Company issued a Press Release announcing its financial results for the quarter ended March 31, 2006. The full text of the Company's Press Release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2006, the Company issued a Press Release announcing that on May 12, 2006, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market confirming that for the last 30 consecutive business days prior to May 12, 2006, the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement for continued listing set forth in Marketplace Rule 4310(c)(4)(the Rule).

In accordance with Marketplace Rule 4310(c)(8)(D), the Company will be granted 180 calendar days, or until November 8, 2006, to regain compliance with the minimum $1.00 bid price requirement. If, at anytime before November 8, 2006, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq Staff will generally provide written notification that the Company has complied with the Rule. If compliance with the Rule cannot be demonstrated by November 8, 2006, Nasdaq Staff will determine whether the Company meets The Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement. If it meets the initial listing criteria, Nasdaq Staff will notify the Company that it has been granted an additional 180-calendar day compliance period. Currently, the Company meets the initial listing criteria (other than the bid price), including the requirement for stockholders’ equity of at least $5 million. As of March 31, 2006, the Company’s shareholders’ equity was approximately $6.1 million.

The full text of the Company's Press Release is furnished with this report as Exhibit 99.2 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above and Exhibit 99.1 hereto is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release issued on May 15, 2006 relating to the Company's financial results for the quarter ended March 31, 2006 and the status of new product development activities.

Exhibit 99.2 - Press Release issued on May 17, 2006 relating to the receipt of a Nasdaq notification.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Items 2.02 and 7.01 in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by JMAR under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

May 17, 2006	By:	Dennis E. Valentine

Name: Dennis E. Valentine
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued on May 15, 2006 relating to the Company's financial results for the quarter ended March 31, 2006 and the status of new product development activities.
99.2	Press Release issued on May 17, 2006 relating to the receipt of a Nasdaq notification.